UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2020

UNIVERSAL DISPLAY CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	1-12031	23-2372688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Phillips Boulevard, Ewing, NJ		08618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (609) 671-0980

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	OLED	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)The Company held its 2020 Annual Meeting of Shareholders on June 18, 2020.

(b)The number of votes represented at the annual meeting, in person or by proxy, was 43,106,105. In determining this number, abstentions and shares held by brokers who have notified us that they lack voting authority with respect to any matter (referred to herein as “broker non-votes”) were deemed present for quorum purposes. The matters voted upon at the annual meeting and the results of the vote on each such matter are set forth below:

1.  Election of Directors.

Name	Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
Steven V. Abramson	34,226,500	466,576	51,593	8,361,436
Cynthia J. Comparin	34,627,091	56,177	61,401	8,361,436
Richard C. Elias	32,607,065	2,073,012	64,592	8,361,436
Elizabeth H. Gemmill	32,243,753	2,439,062	61,854	8,361,436
C. Keith Hartley	32,135,169	2,243,473	366,027	8,361,436
Celia M. Joseph	34,503,103	181,144	60,422	8,361,436
Lawrence Lacerte	32,102,233	2,212,810	429,626	8,361,436
Sidney D. Rosenblatt	30,894,560	3,796,870	53,239	8,361,436
Sherwin I. Seligsohn	32,828,249	1,857,743	58,677	8,361,436

* Abstentions and broker non-votes were not considered votes “cast” with respect to the election of directors.

2.  Advisory resolution to approve compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
29,490,154	4,648,246	606,269	8,361,436

* Abstentions and broker non-votes were not considered votes “cast” on this proposal.

3.  Proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2020.

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
42,336,198	709,562	60,345	0

* Abstentions and broker non-votes were not considered votes “cast” on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Universal Display Corporation

Date: June 22, 2020	By:	/s/ Sidney D. Rosenblatt
Sidney D. Rosenblatt
Executive Vice President, Chief Financial Officer, Treasurer and Secretary